SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  MAY 15, 1997



                   SIMON PROPERTY GROUP, L.P.
     (Exact name of registrant as specified in its charter)


           DELAWARE         33-98364         35-1903854
        (State or other    (Commission      (IRS Employer
        jurisdiction of   File Number)   Identification No.)
        incorporation)


                   115 WEST WASHINGTON STREET
                      INDIANAPOLIS, INDIANA     46204
                      (Address of principal  (Zip Code)
                       executive offices)


Registrant's telephone number, including area code:  (317) 636-1600

                         NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On May 15, 1997, Simon DeBartolo Group, L.P. (the "Issuer"), established a program for the issuance from time to time of up to $300,000,000 aggregate principal amount of the Issuer's Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"). The due and punctual payment of the principal of, premium (if any) and interest on, and any other amounts payable with respect to, the Notes is guaranteed by Simon Property Group, L.P. (the "Guarantor"). Any issuance of the Notes will be pursuant to the joint registration statement on Form S-3 of the Issuer and the Guarantor (Registration No. 333-11491) (the "Registration Statement") and the related Prospectus, dated November 21, 1996, and Prospectus Supplement, dated May 15, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) The following exhibits are filed as part of this Report and as part of the Registration Statement:

       EXHIBIT NO.                                  DESCRIPTION
            1            Form of Distribution Agreement relating to the Notes
            4            Form of Third Supplemental Indenture relating to the Notes
                         (including the forms of Fixed-Rate Note and Floating-Rate Note)
            5            Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to the legality of the Notes
            8            Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to certain federal tax matters

                             SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

             Dated:  May 15, 1997

                             SIMON PROPERTY GROUP, L.P.


                             By:  Simon DeBartolo Group, Inc.,
                                     General Partner


                             By:
                                  David Simon, Chief Executive Officer

                               EXHIBIT INDEX

       EXHIBIT NO.                                  DESCRIPTION
            1            Form of Distribution Agreement relating to the Notes
            4            Form of Third Supplemental Indenture relating to the Notes
                         (including the forms of Fixed-Rate Note and Floating-Rate Note)
            5            Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to the legality of the Notes
            8            Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to certain federal tax matters